UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2021

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

The Registrant has entered into a joint investment participation arrangement with Finexic Concordia Group (“Finexic”) to invest USD $1.2 Billion, which may be expandable to USD $1.6 Billion, into a specific purpose vehicle set up in Singapore by Interups. The amount of participation from both parties would range from $600M to $800M.

Finexic’s capital sponsorship of USD $600M will be against optionally convertible preferred equity shares with a tenor of 7 years and a guaranteed dividend coupon rate of 7% payable annually at the end of each Financial Year commencing from Year 2. Finexic will additionally have the option to convert 40% of the shares received for investment into equity if the Registrant opts to take the entity public.

THERE IS NO GUARANTEE THAT THE INVESTMENTS OR TRANSACTIONS WILL CONSUMMATE IF DUE DILIGENCE FAILS FOR ANY REASON. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SUCCESSFULLY ARRANGE MONIES AND CARRY INVESTMENTS THROUGH CLOSURE. THERE IS NO GUARANTEE THAT THE SINGAPORE ENTITY SET UP BY THE REGISTRANT WILL BE EARNING THE ANTICIPATED INCOME AND MAKE GUARANTEED DIVIDEND PAYMENTS APPROPRIATELY EVEN IF INVESTMENT CLOSES SUCCESSFULLY.

FAILURE TO CONCLUDE THE NECESSARY INVESTMNENT TRANSACTIONS, SHORTFALL OF ANTICIPATED CAPITAL RAISE, FAILURE TO GENERATE INCOME FROM THE SINGAPORE ENTITY, AND ANY INEFFICIENT STRUCTURING OR VALUATION INCORRECTNESS BY THE ADVISORS SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITY INVESTMENT LOSS, VALUE, AND INCOME THAT THE REGISTRANT OTHERWISE WOULD GAIN IF IT PURSUED SOME OTHER TRANSACTIONS. IT MAY ALSO MEAN COMPLETE LOSS OF CAPITAL, INCOME AND OTHER OPPORTUNITY EARNINGS FOR THE INVESTORS.

ANY BUSINESS WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT IN THE CONDUCT OF THE INVESTMENT TRANSACTIONS NOTIFIED THROUGH THIS FILING.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

10.1	Non-Binding Term Sheet for Interups Singapore (a subsidiary of the Registrant to be set up by Registrant in Singapore) with Finexic Concordia Group

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

July 14, 2021	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman